UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2019
Grow Capital, Inc.
(Exact name of Registrant as specified in its charter)
Nevada	000-53548	86-0970023
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2485 Village View Drive, Suite 180
Henderson, NV 89074
Phone: (702) 830-7919
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)
☐Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ___
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ___

This current report on Form 8-K/A amends the current report on Form 8-K originally filed with the Securities and Exchange Commission on July 24, 2019.  The original report disclosed the acquisition by the Registrant of 100% of the outstanding shares of Bombshell Technologies, Inc. (“Bombshell”), a Nevada corporation, on July 23, 2019, together with other disclosures related to the acquisition.  This amendment is for the purpose of filing audited financial statements of Bombshell and pro forma financial information related to Bombshell and the Registrant in a combined presentation.  Other than the addition of the financial information described above, the original Form 8-K filing remains unchanged.

Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
Exhibit 99.1	Audited financial statements of Bombshell Technologies, Inc. for the fiscal year ended December 31, 2018
Exhibit 99.2	Unaudited financial statements of Bombshell Technologies Inc. for the three and six months ended June 30, 2019
(b) Pro Forma Financial Information.
Exhibit 99.3	Proforma financial statements – Bombshell Technologies Inc. and Grow Capital Inc. as at June 30, 2019.

SIGNATURE PAGE
Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                 Grow Capital, Inc.

                 By: /s/ Jonathan Bonnette
                 Jonathan Bonnette
                 Chief Executive Officer
Dated: October 15, 2019

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